Exhibit 99.1

Dorian LPG Ltd. Announces Forward Chartering Estimates for Quarter Ending March 31, 2026

STAMFORD, Conn.-- (BUSINESS WIRE) -- Dorian LPG Ltd. (NYSE: LPG) (the "Company" or "Dorian LPG"), one of the world’s largest owners and operators of modern and ECO very large gas carriers (“VLGCs”) reports the following estimates for its fleet for the quarter ending March 31, 2026, based on the close of business today.

The Company estimates that it has fixed 99% of its calendar days at a rate in excess of $58,000 per day.

The Company undertakes no obligation to publicly update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur, and the Company’s actual results could differ materially from those anticipated in these forward-looking statements.

Forward-Looking & Other Cautionary Statements

This press release contains "forward-looking statements." Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "may," "will," "should" and similar expressions are forward-looking statements. These statements are not historical facts but instead represent only the Company's current expectations and observations regarding future results, many of which, by their nature are inherently uncertain and outside of the Company's control. Where the Company expresses an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, the Company’s forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The Company’s actual results may differ, possibly materially, from those anticipated in these forward-looking statements as a result of certain factors, including changes in the Company’s financial resources and operational capabilities and as a result of certain other factors listed from time to time in the Company's filings with the U.S. Securities and Exchange Commission. For more information about risks and uncertainties associated with Dorian LPG’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Dorian LPG’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. The Company does not assume any obligation to update the information contained in this press release.

The Company has not finalized its financial statement closing process for the third quarter ended December 31, 2023. During the course of that process, the Company may identify items that would require it to make adjustments, which may be material to the information provided. As a result, the provided information constitutes forward-looking statements and is subject to risks and uncertainties, including possible adjustments to the preliminary results disclosed. Providing this information for this period does not constitute an obligation or intention to update this information for future time periods. Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Company’s Annual Report on Form 10-K.

About Dorian LPG Ltd.

Dorian LPG is a leading owner and operator of modern VLGCs that transports liquefied petroleum gas globally. Dorian LPG's fleet of twenty-eight modern VLGCs includes six dual-fuel ECO VLGCs, twenty ECO VLGCs, and two modern VLGCs. Dorian LPG has offices in Stamford, Connecticut, USA; Copenhagen, Denmark; and Athens, Greece.

For more information, visit our website at www.dorianlpg.com.

Investor contact information:

Ted Young

Chief Financial Officer

+1 (203) 674-9900

IR@dorianlpg.com

Media contact information:

Melissa Daly

MFD Communications

+1 (646) 322-9192

melissa@mfdcommunications.com

Source: Dorian LPG Ltd.